Note 12 - Income Taxes - Deferred Tax Assets and Liabilities (Details) $ in Thousands	Dec. 31, 2020 USD ($)
Net operating loss carryforwards	$ 9,725
Stock-based compensation	3,124
Other	31
Less: Valuation allowance	0
Net deferred tax assets	12,880
Oil and natural gas properties, principally due to differences in basis and depreciation and the deduction of intangible drilling costs for tax purposes	(51,778)
Net deferred tax liabilities	$ (38,898)